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                                                                                                    EXHIBIT 21

                                            SUBSIDIARIES OF THE COMPANY


                                              Jurisdiction                         Directly Held By
  Subsidiary                                 of Incorporation                    and Wholly Owned By
  ----------                                 ----------------                    -------------------

NFO Research, Inc.                              Delaware                          NFO Worldwide, Inc.

PSI Holding, Corp.                              Delaware                          NFO Worldwide, Inc.

Advanced Marketing
   Solutions Corp.                              Delaware                          NFO Worldwide, Inc.

Plog Research, Inc.                             Delaware                          NFO Worldwide, Inc.

Prognostics Corp.                               Delaware                          NFO Worldwide, Inc.

Migliara/Kaplan Associates,
   Inc.                                         Delaware                          NFO Worldwide, Inc.

NFO USA, Inc.                                   Delaware                          NFO Worldwide, Inc.

NFO International, Inc.                         Delaware                          NFO Worldwide, Inc.

Chesapeake Surveys, Inc.                        Delaware                          Migliara/Kaplan
                                                                                  Associates, Inc.

Stochastic International                        Delaware                          NFO Research, Inc.

Ross-Cooper-Lund                                Delaware                          NFO USA, Inc.

MarketMind Inc.                                 Delaware                          NFO USA, Inc.

NFO Europe, Inc.                                Delaware                          NFO International, Inc.

NFO APIM, Inc.                                  Delaware                          NFO International, Inc.

NFO APLT, Inc.                                  Delaware                          NFO Europe, Inc.

NFO Germany, Inc.                               Delaware                          NFO Europe, Inc.

NFO France, Inc.                                Delaware                          NFO Europe, Inc.

NFO Italy, Inc.                                 Delaware                          NFO Europe, Inc.

NFO U.K., Inc.                                  Delaware                          NFO Europe, Inc.

NFO Asia-Pacific, Inc.                          Delaware                          NFO APIM, Inc.

                                       152

                                                                                                    EXHIBIT 21

                                            SUBSIDIARIES OF THE COMPANY

                                              Jurisdiction                         Directly Held By
  Subsidiary                                 of Incorporation                    and Wholly Owned By
  ----------                                 ----------------                    -------------------

The MBL Group, Inc.                             Delaware                          NFO UK, Inc.

Access Research, Inc.                           Delaware                          Payment Systems, Inc.

NFO Canada, Inc.                                Ontario, Canada                   NFO Worldwide, Inc.

CF Group, Inc.                                  Ontario, Canada                   NFO Canada, Inc.

Payment Systems
   International Limited                        United Kingdom                   The MBL Group Plc

BJM Research and
   Consulting Ltd.                              United Kingdom                    The MBL Group Plc

Marketing Blueprint Ltd.                        United Kingdom                    The MBL Group Plc

Market Behaviour Ltd.                           United Kingdom                    The MBL Group Plc

City Research Group Plc                         United Kingdom                    Payment Systems, Inc.

City Research Associate, Ltd.                   United Kingdom                    City Research Group Plc

Applied Research and
   Communications, Ltd.                         United Kingdom                    City Research Group Plc

Strategic Marketing Consultancy
   Limited                                      United Kingdom                    City Research Group Plc

NFO Europe (Deutschland)
   Holding GmbH                                 United Kingdom                    NFO Europe, Inc.

NFO Europe (Deutschland)                                                          NFO Europe (Deutsch-
   Verwaltungs GmbH                             United Kingdom                      land) Holding GmbH

NFO Europe (Deutschland)                                                          NFO Europe (Deutsch-
   GmbH & Co. KG                                United Kingdom                      land) Holding GmbH

Infratest Burke Aktiengesellschaft                                                NFO Europe (Deutsch-
   Holding, Inc. ("Infratest Burke")            Germany                             land GmbH & Co. KG

Infratest Burke Verwaltungs GmbH                Germany                           Infratest Burke

Infratest Burke GmbH & Co.                      Germany                           Infratest Burke

Infratest Burke InCom
   Beteiligungs GmbH                            Germany                           Infratest Burke

                                                                                                    EXHIBIT 21

                                            SUBSIDIARIES OF THE COMPANY


                                              Jurisdiction                         Directly Held By
  Subsidiary                                 of Incorporation                    and Wholly Owned By
  ----------                                 ----------------                    -------------------

Infratest Burke InCom GmbH                      Germany                           Infratest Burke

Infratest dimap Gesellschaft fur
   Trendund Wahlforschung GmbH                  Germany                           Infratest Burke

Infratest Burke Sozialforschung
   Beteiligungs GmbH                            Germany                           Infratest Burke

Infratest Burke Sozialforschung
   GmbH & Co.                                   Germany                           Infratest Burke

Infratest Burke Wirtschaftsforschung
   Beteiligungs GmbH                            Germany                           Infratest Burke

Infratest Burke Wirtschaftsforschung
   GmbH & Co.                                   Germany                           Infratest Burke

Infratest Burke GmbH & Co. -
   Marketingforschung                           Germany                           Infratest Burke

Testpanel-Martkforschungsinsttut                Germany                           Infratest Burke
   GmbH

TPI-Beteiligungs GmbH                           Germany                           Infratest Burke

Nexxus Kommunikationsanlagen
   GmbH                                         Germany                           Infratest Burke

Infratest Burke Beteiligungs GmbH               Germany                           Infratest Burke

Infratest Forschung GmbH                        Germany                           Infratest Burke

Infratest Gesundheitsforschung GmbH             Germany                           Infratest Burke

Infratest Gesundheitsforschung
   GmbH & Co.                                   Germany                           Infratest Burke

KFM Klinische Forschung GmbH                    Germany                           Infratest Burke

Infratest Burke International GmbH
   Holding                                      Germany                           Infratest Burke

Infratest Burke Group Ltd.                      United Kingdom                    Infratest Burke

Infratest Burke Ltd.                            United Kingdom                    Infratest Burke

                                                                                                    EXHIBIT 21

                                            SUBSIDIARIES OF THE COMPANY


                                              Jurisdiction                         Directly Held By
  Subsidiary                                 of Incorporation                    and Wholly Owned By
  ----------                                 ----------------                    -------------------

Public Attitude Surveys Holding Ltd.            United Kingdom                    Infratest Burke

Public Attitude Surveys Limited                 United Kingdom                    Infratest Burke

System Three (Scotland) Ltd.                    United Kingdom                    Infratest Burke


Consumer Insights Limited                       United Kingdom                    Infratest Burke

Infratest Burke InterNational
   Services Ltd.                                United Kingdom                    Infratest Burke

Infratest Burke Asia Pacific Ltd.               United Kingdom                    Infratest Burke

Infratest Burke Core Company Ltd.               United Kingdom                    Infratest Burke

Infratest Burke S.a.r.l.                        France                            Infratest Burke

InfraForces S.a.r.l.                            France                            Infratest Burke

T.E.S.T. S.A.                                   France                            Infratest Burke

Infratest Burke S.p.A.                          Italy                             Infratest Burke

Infratest Burke AB                              Sweden                            Infratest Burke

Infratest Burke Core Company AB                 Sweden                            Infratest Burke

Nomina Telemarketing AB                         Sweden                            Infratest Burke

Infratest Burke ApS                             Denmark                           Infratest Burke

Trendbox B.V.                                   Netherlands                       Infratest Burke

Plus Remark Research for
   Marketing                                    Turkey                            Infratest Burke

Infratest U.S. Inc.                             USA                               Infratest Burke

NFO Donovan Research Pty, Ltd.                  Australia                         NFO Asia-Pacific, Inc.

CM Research                                     New Zealand                       NFO Asia-Pacific, Inc.

MERAC WLL Ltd.                                  Bahrain                           The MBL Group Plc

                                                                                                    EXHIBIT 21

                                            SUBSIDIARIES OF THE COMPANY

                                              Jurisdiction                         Directly Held By
  Subsidiary                                 of Incorporation                    and Wholly Owned By
  ----------                                 ----------------                    -------------------

MERAC EGYPT Ltd.                                Egypt                             MERAC WLL Ltd.

MERAC Arabia Company Ltd.                       Saudi Arabia                      MERAC WLL Ltd.

MBL Research and
   Consultancy Group (P) Ltd.                   India                             The MBL Group Plc

Market Behaviour Ltd.                           Bangladesh                        MBL Research and
                                                                                     Consultancy Group
                                                                                     (P) Ltd.

Market Behaviour Ltd.                           Sri Lanka                         MBL Research and
                                                                                     Consultancy Group
                                                                                     (P) Ltd.
Market Behaviour
   (Thailand) Ltd.                              Thailand                          MBL Asia-Pacific Ltd.

Market Behaviour
   (Malaysia) Ltd.                              Malaysia                          MBL Asia-Pacific Ltd.

MBL Asia-Pacific Ltd.                           Hong Kong                         The MBL Group Plc

Market Behaviour
   (China) Ltd.                                 Hong Kong                         MBL Asia-Pacific Ltd.

Market Behaviour
   (Thailand) Ltd.                              Hong Kong                         MBL Asia-Pacific Ltd.

Market Behaviour
   (Vietnam) Ltd.                               Hong Kong                         MBL Asia-Pacific Ltd.

Market Behaviour
   (Hong Kong) Ltd.                             Hong Kong                         MBL Asia-Pacific Ltd.

Market Behaviour
   (International) Ltd.:Taiwan                  Hong Kong                         MBL Asia-Pacific Ltd.

Market Behaviour (International)                                                  Market Behaviour (Inter-
   Ltd. Taiwan Branch                           Hong Kong                         national) Ltd. Taiwan

Market Behaviour
   (International) Ltd.                         Hong Kong                         MBL Asia-Pacific Ltd.

International Research
   Associates (Hong Kong) Ltd.                  Hong Kong                         MBL Asia-Pacific Ltd.

                                                                                                    EXHIBIT 21

                                            SUBSIDIARIES OF THE COMPANY


                                              Jurisdiction                         Directly Held By
  Subsidiary                                 of Incorporation                    and Wholly Owned By
  ----------                                 ----------------                    -------------------

Consensus-MB Ltd.:Indonesia                     Hong Kong                         MBL Asia-Pacific Ltd.

PT Continental Seraratama
   Surveys                                      Indonesia                         Consensus-MB Ltd:
                                                                                      Indonesia
Market Behaviour (Singapore)
   Plc Ltd:                                     Singapore                         MBL Asia-Pacific Ltd.

PSI Singapore LC                                Singapore                         NFO APIM, Inc.

Trends-MBL Inc.                                 Philippines                       MBL Asia-Pacific Ltd.

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